SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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GENERAL METALS CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL METALS CORPORATION

1 E. Liberty Street, Suite 6000

Reno, NV 89501

May 29, 2007

To the Stockholders of General Metals Corporation:

You are cordially invited to attend the annual meeting of stockholders of General Metals Corporation, a Delaware corporation, on Friday, June 29, 2007 at 1 E. Liberty Street, 6th Floor, Reno, NV 89501.

Management presentations, and the formal annual meeting will commence at 1:00 p.m. (local time).

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

Copies of our Annual Report on Form 10-KSB for the year ended April 30, 2007 is also enclosed with this letter.

The board of directors and management look forward to seeing you at the annual meeting.

Sincerely,

Stephen Parent

President, Chief Executive Officer and Director

GENERAL METALS CORPORATION

1 E. Liberty Street, Suite 6000

Reno, NV 89501

Notice of Annual Meeting of Stockholders

to be Held on June 29, 2007

To the Stockholders of General Metals Corporation:

NOTICE IS HEREBY GIVEN that General Metals Corporation, a Delaware corporation, will hold its annual meeting of stockholders on June 29, 2007 at 1:00 p.m. (local time) at the 1 E. Liberty Street, 6th Floor, Reno, NV 89501 (the “Meeting”). The Meeting is being held for the following purposes:

1.             To elect Stephen Parent, David Salari, Leslie James Porter, Daniel Forbush and John Rose to serve as directors of our company;

2.             To ratify the appointment of Moore & Associates as the independent auditors of our company for the year ended April 30, 2007;

3.	To approve an 11 for 10 forward stock split of our company’s common stock; and

4.             To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on May 22, 2007 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

Dated: May 29, 2007.

By Order of the Board of Directors,

Stephen Parent

President, Chief Executive Officer,

and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

GENERAL METALS CORPORATION

1 E. Liberty Street, Suite 6000

Reno, NV 89501

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on June 29, 2007 at 1:00 p.m. (local time) at 1 E. Liberty Street, 6th Floor, Reno, NV 89501, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about June 4, 2007 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us”, “our” and “General Metals” refer to General Metals Corporation.

GENERAL INFORMATION

Corporate Overview

We were organized in the State of New Jersey on March 4, 1995 under the name Interactive Multimedia Network, Inc. We were reincorporated in the State of Delaware on September 13, 1995. We changed our name to RECOV Energy Corp. effective March 29, 2005. On or about January 12, 2006 we changed our name to General Metals Corporation.

On January 20, 2006, we entered into a Share Purchase Agreement with General Gold Corporation, a Nevada company incorporated on July 17, 1988, and the former shareholders of General Gold set out in the Agreement. The closing of the transactions contemplated in the Agreement and the acquisition by our company of all of the issued and outstanding and convertible securities of General Gold occurred on March 15, 2006. For financial statement purposes, General Gold, the acquired entity, is regarded as the predecessor entity as of March 15, 2006.

We are a junior mineral resource exploration company engaged in the business of mineral exploration.

On November 14, 2004, as amended December 31, 2004, we entered into a letter of intent with Independence Mines, LLC and Gold Range, LLC with respect to the purchase of substantially all of the assets Gold Range, LLC uses to conduct the business of Independence Mines, LLC. We did not proceed with the acquisition in this form, instead electing to directly acquire the lease on the subject property.

On April 29, 2005, we entered into an agreement for an assignment of a lease with Gold Range, LLC. The lease to be assigned was the lease to be entered into between Gold Range, LLC and Independence Gold-Silver Mines Inc., pursuant to which Independence Gold-Silver Mines Inc. would lease to Gold Range, LLC certain unpatented mining claims located in the Battle Mountain District, Lander County, State of Nevada, as more particularly described in the lease, known also as the “Independence Mine”.

The purchase price payable by us to Gold Range, LLC in consideration for the assignment of the lease was $75.000 cash and 5,000,000 of our restricted common shares and a 1% net smelter return royalty payable to Gold Range, LLC in addition to other underlying net smelter return requirements.

On March 15, 2007, we purchased 100% interest in Mikite Gold Resources ("Mikite"), a Ghanaian corporation with exclusive exploration rights to the 150 square kilometer Nyinahin mining concession near Bibiani, Ghana. Consideration paid was 1,000,000 restricted common shares with 1,000,000 share purchase warrants attached, priced @ $0.26 for a period of 2 years in satisfaction of full and complete payment.

Annual Report

Our annual report on Form 10-KSB for the year ended April 30, 2007 is enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on May 22, 2007. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the May 22, 2007 record date, there were _________________ shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, The Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, NV 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the May 22, 2007 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against”

that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $__________.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law, or under our Articles of Merger, or our bylaws in connection with the matters to be voted on at the Meeting.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on May 22, 2007 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of May 22, 2007, we had approximately _____________ shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
David Salari Oakville, Ontario	____	____%
Stephen Parent Scottsdale, Arizona	____ (2)	____%
Leslie James Porter Vancouver, British Columbia	____	____%
Daniel Forbush Reno, Nevada	____	____%
Fastmarine Group Ltd. North Vancouver, British Columbia	____	____%
Grassy Mole Enterprises Ltd. Vancouver, British Columbia	____	____%
Aegan Capital Management Phoenix, Arizona	____	____%

Directors and Executive Officers as a Group (5 persons)	____	____%

(1) Based on ____________________ shares of Common Stock outstanding as of May 22, 2007. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes ________________ shares of common stock held by Aztech Environmental Industries and ________________ shares of common stock held by Lavender House, LLC, all of which are beneficially owned by Steve Parent. It also includes 1,040,000 shares owned by Judy Parent, Mr. Parent’s wife.

PROPOSALS

Proposal 1 - Election Of Directors

Our bylaws provide for our Board to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a Board of four directors.

The nominees for election at the Meeting to fill the positions on the Board are Stephen Parent, David Salari, Leslie James Porter and Daniel Forbush. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board unanimously recommends a vote “FOR” the nominees: Stephen Parent, David Salari, Leslie James Porter and Daniel Forbush.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

On May 15, 2006, Moore & Associates was first engaged as our principal accountant to audit our financial statements.

The Board also selected Moore & Associates as our independent auditors for the fiscal year ended April 30, 2007, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the appointment of Moore & Associates as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Moore & Associates to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Moore & Associates are compatible with maintaining the principal accountant’s independence.

Representatives of Moore & Associates are not expected to be present at the Meeting.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Moore & Associates as our independent auditors for the fiscal year ended April 30, 2007.

For further information, please refer to the heading below “Independent Public Accountants”.

Proposal 3 – Forward Stock Split

On May 1, 2007, our Board of Directors passed Director's Resolutions declaring that it is advisable for our company to effect an 11 to 10 forward split of our Common Stock (the "Forward Split") so that our issued and outstanding capital be increased from ________________ shares of Common Stock to ________________ shares of Common Stock and correspondingly our authorized capital is increased from 200,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock to 220,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. Accordingly, our Board of Directors approved an amendment to our Certificate of Incorporation (the "Amendment") to carry out the Forward Split so that our authorized capital shall consist of 220,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock

The proposed Certificate of Amendment is attached hereto as Appendix A.

The general purpose and affect of the Amendment to our Certificate is to authorize the Forward Split of our Common Stock. Our Board of Directors believe that it is prudent to have effect the Forward Split at this time so we may have sufficient number shares of Common Stock available for general corporate purposes.

We presently have 200,000,000 authorized shares of Common Stock and 50,000,000 shares of Preferred Stock. As of the Record Date we had approximately ________________ shares of Common Stock issued and outstanding and no Preferred Stock issued and outstanding.

We currently have no arrangements or understandings for the issuance of additional shares of stock, although opportunities for acquisitions and equity financings could arise at any time. If our Board of Directors deems it to be in our best interests to issue additional shares of Common Stock in the future from our authorized share capital, our Board of Directors generally will not seek further authorization by the stockholders, unless such authorization is otherwise required by law or regulations.

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. We are at all times investigating additional sources of financing which our Board of Director believes will be in our best interests and in the best interests of our shareholders. We do not currently have any specific agreements or understandings, written or otherwise, for any transaction that would require the issuance of additional shares of Common Stock. Shares of our Common Stock carry no pre-emptive rights to purchase additional shares.

The amendment to our Certificate of Incorporation will not have any immediate effect on the rights of existing shareholders. The increase in the authorized number of shares of our Common Stock due to the Forward Split could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued Common Stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Certificate of Incorporation, by-laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

The Board unanimously recommends a vote “FOR” the approval of the 11 for 10 forward stock split.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Stephen B. Parent	Chief Executive Officer, President and Director	62	June 8, 2006
David J. Salari	Chief Operating Officer and Director	50	January 30, 2006
Leslie James Porter	Director	42	November 17, 2005
Daniel J. Forbush	Chief Financial Officer and Director		March 23, 2007
John R. Rose	Director		May 16, 2007

Stephen Parent - Chief Executive Officer, President and Director

Mr. Parent is the President, Chief Executive Officer and a director of our company. Mr. Parent has worked in the mining industry for nearly 25 years and has managed the exploration and development operations of several junior public mining companies in the United States and Canada. Mr. Parent is the Founder and previous Chief Executive Officer and Chairman of GoldSpring, Inc., a publicly traded precious metals mining company that operates the Plum Mine located in Nevada’s Comstock Lode region near Virginia City. Plum Mine is a cyanide heap leach operation currently producing gold and silver.

Mr. Parent has been responsible for evaluation, acquisition and development of mining projects and served as the Chief Executive Officer of Ecovery, Inc. a private company with two significant mining projects: The Big Mike Copper Project and the GoldSpring Placer Project both now owned by GoldSpring. Mr. Parent is also the founder, President and Chief Executive Officer of Aztech Environmental Industries, Inc.

David J. Salari – Chief Operating Officer and Director

Mr. Salari is the Chief Operating Officer and a director of our company. Mr. Salari has served as a director of General Gold Corporation since November 17, 2004. Mr. Salari is a Professional Engineer who over the past 20 years, has been involved in the design, supply, and commissioning of mining and mineral processing systems throughout the world for gold and silver, base metals, and industrial minerals. Commencing in 2004 and presently Mr. Salari is the President of D.E.N.M. Engineering, a company engaged in the engineering, design and installation of mineral processing equipment and systems.

From 1986 to 2004 Mr. Salari was the Vice President of MPE International Inc. where he managed the engineering and design of metallurgical processing equipment for precious, base, and industrial minerals. From 1980 to 1986 Mr. Salari worked with Placer Development Ltd. in various metallurgist and engineering capacities.

More recently, he spearheaded as Process Manager the construction and start-up of a 4000 TPD heap leach operation at the Plum Mine in the Comstock Lode region of Nevada. His duties included heap pad construction, recovery plant, and dealing with The Nevada Division of Environmental Protection in permit related issues. Mr. Salari is a graduate of the University of Toronto (1980) with a BASC degree in Metallurgical Engineering.

Leslie James Porter - Director

Mr. Porter is a director of our company. Since July 2005, Mr. Porter has also served as the Chief Financial Officer and a director of Tangerine Gold Inc., a junior mining exploration company. Mr. Porter was the Chief Financial Officer of Mediterranean Minerals Ltd. and its predecessor Manhattan Minerals Inc and served as the Chief Financial Officer and a director of Firestone Ventures, Inc., both junior mining exploration companies. Since 2004 Mr. Porter has served as the Chief Financial Officer and a director of SHEC Labs Solar Hydrogen Energy Corporation, a technology company. He has also served on that company’s Steering Committee since 2003 and served as financial advisor to the company from 2001 to 2004. Since 2001 Mr. Porter has been the President of LJV Capital Corp., providing financial and business consulting services to early stage companies. And from 1999 to 2001 he was the Chief Financial Officer and a director of Global Media Corp., an internet media streaming company.

Mr. Porter received his Bachelor of Commerce degree in Finance from the University of British Columbia in Vancouver, B.C. in 1987. He received his Chartered Accountant designation from the Institute of Chartered Accountants of British Columbia in 1990, his Chartered Financial Analyst designation from the Institute of Chartered Financial Analysts in 1994 and his Certified Public Accountant designation (State of Illinois) from the University of Illinois in 1999.

Mr. Porter received his Chartered Accountant and Chartered Financial Analyst designations while employed with the major public accounting firm, Arthur Andersen & Co., where he achieved the position of Senior Manager, Taxation and served large corporations including subsidiaries and divisions of global mining companies BHP and Newmont.

Daniel Forbush – Chief Financial Officer and Director

Daniel J. Forbush, a Certified Public Accountant brings over 25 year of mining industry experience.  Mr. Forbush’s diverse background in financial management includes positions at such Fortune 500 firms as Glamis Gold, Ltd., AMOCO, TENNECO and Arthur Andersen & Company. Beginning in 1999, Mr. Forbush focused on start-up opportunities including the building of a public accounting firm (Forbush and Associates) since November 2000 and business consulting firm (Core Business Builders Inc.) since January of 2004, and has functioned as Chief Financial Officer and Treasurer for a $25 million residential development and building contractor and a number of other smaller enterprises.  He was initially recruited as Controller for Glamis Gold, Inc., the U.S. operating entity of Glamis Gold, Ltd. serving therein from 1988 to 1997 and Chief Financial Officer and Treasurer from 1997 to 1999, for Glamis Gold, Ltd., 1997-1999 directing all aspects of financial, administrative and operations management for this $200MM NYSE-listed, multi-national corporation.  Prior experience includes Corporate Director of Managerial Accounting, Echo Bay Mines, Ltd., 1986-1987. Nevada Operations Controller for Tenneco Minerals prior to its acquisition by Echo Bay Lines; General Accounting Supervisor for AMOCO; Assistant Controller for Cyprus Industrial Metals Company; and, Senior Auditor for Arthur Andersen & Company.

John R. Rose – Director

John Rose extensive experience in business operations and as the CEO and owner of companies in a diverse range of industries including the mining industry, airlines, retailing, ranching and international trading. Mr. Rose established, operated and recently sold a company that manufactured Pharmaceutical Drugs.

Mr. Rose received his MBA from Thunderbird International School of Global Business in 2006.

Conduct of Business

All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware Corporations

Law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Transactions with related persons, promoters and certain control persons.

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Audit Committee Financial Expert

Our Board has determined that it does not have a member of its audit committee that qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our Board are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues to date.

Identification of the Audit Committee

Currently our audit committee consists of Daniel Forbush, Leslie James Porter and John Rose. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2007, there were no meetings held by the audit committee. The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions. We will create one or more of these committees at such time as the Board determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.

Director Independence

We currently act with 5 directors, consisting of Stephen Parent, David Salari, Leslie James Porter, Daniel Forbush and John Rose. We have determined that Leslie James Porter and John Rose qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

•	our principal executive officer;
•	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended April 30, 2007; and
•

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended April 30, 2007 and 2006 , are set out in the following summary compensation tables:

Summary Compensation Table

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)(7)	Nonequity Incentive Plan Compensation (US$)	Non-qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)(1)	Total (US$)
Stephen Parent Principal Executive Officer, President, CEO and Director	2007 2006	$134,000 $120,000	Nil $25,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$134,000 $145,000
Daniel Forbush Principal Financial Officer, CFO and Director	2007 2006	$5,000 N/A	Nil N/A	$19,000 N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	$24,000 N/A
David J. Salari Chief Operating Officer and Director	2007 2006	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nio Nil	Nil Nil	Nil Nil	Nil Nil
Leslie James Porter Director and Former Chief Financial Officer	2007 2006	$8,000 Nil	Nil Nil	$15,000 Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$23,000 Nil

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of April 30, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Stephen Parent	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
David Salari	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Leslie James Porter	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Daniel Forbush	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

COMPENSATION PLANS

As of April 30, 2007, we did not have any compensation plans in place. However, we may issue stock options to our directors, officers and employees in the future, upon adoption of a stock option plan.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our named executive officers.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

The following table sets forth for each director, unless such director is also a named executive officer, the particulars of all compensation paid or accruing for the last fiscal year ended.

Name	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)	Option Awards (US$)(7)	Nonequity Incentive Plan Compensation (US$)	Non-qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)(1)	Total (US$)
David Salari	Nil	Nil	Nil	Nil	Nil	Nil	Nil

INDEPENDENT PUBLIC ACCOUNTANTS

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our current and former independent public accountants provided audit and other services during the fiscal years ended April 30, 2007 and 2006 as follows:

	Fiscal
	2007	2006
Audit Fees	$2,500	$2,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$2,500	$2,000

We do not use Moore & Associates for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Moore & Associates to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Moore & Associates is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire Board); or

- entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board' responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

The Board has considered the nature and amount of fees billed by Moore & Associates and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Moore & Associates' independence.

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended April 30, 2007, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Stephen Parent	(1)	(1)	Nil
David Salari	1(1)	1(1)	Nil
Leslie James Porter	3(1)	5(1)	Nil
Daniel Forbush	1(2)	1(2)	Nil
John Rose	N/A	N/A	Nil

(1) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 - Statement of Changes in Beneficial Ownership of Securities.

(2) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Our President and CEO has provided financing to the company in the form of demand notes with no fixed or determinable repayment dates. The amounts are recorded as current liabilities with the balance as of January 31, 2007 and April 30, 2006 of $97,561 and $2,071 respectively.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

We did not hold an annual general meeting for the year ended April 30, 2006. As a result, the deadline for the Company to receive shareholder proposals for presentation at the annual meeting of shareholders to be held in 2008 is a reasonable period of time before the Company begins to print and mail out proxy materials for that annual meeting. The Company anticipates that the mail out of proxy materials for next year's annual meeting of shareholders will occur in June 2008. Accordingly, to be eligible for inclusion in our 2008 proxy statement, your proposal must be received by us no later than April 2008, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2008 annual meeting, you must notify us in writing and such notice must be delivered to or received by our President no later than April 2008. While the Board will consider stockholder proposals, we reserve the right to omit from our 2008 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT

Our annual report on Form 10-KSB for the year ended April 30, 2007 is enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended April 30, 2007, together with the auditors’ report thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

Stephen Parent

President and Chief Executive Officer

Dated: May 29, 2007

Reno, Nevada

SCHEDULE "A"

STATE of DELAWARE

CERTIFICATE of AMENDMENT of

CERTIFICATE of INCORPORATION

First: That at a meeting of the Board of Directors of General Metals Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

Resolved, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof number "FOURTH" so that, as amended, said Article shall be and read as follows:

"The total number of shares of stock which this corporation is authorized to issue is: Two Hundred Seventy Million (270,000,000) shares as follows:

Two Hundred and Twenty Million (220,000,000) shares of common stock with a par value of $0.001; and

Fifty Million (50,000,000) shares of preferred stock with a par value of $0.001."

Second: That thereafter, pursuant to resolution of its Board of Directors, an annual and special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Sections 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favour of the amendment.

Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

Signed this ____ day of _________, 2007

Stephen Parent

President, CEO and Director

PROXY CARD

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF

GENERAL METALS CORPORATION

(the "Company")

TO BE HELD AT 6th Floor, 1 E. Liberty St., Reno, NV 89501

ON Friday, June 29, 2007 at 1:00 p.m. (local time)

(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Stephen Parent, a director and officer of the Company, or failing this person, ________________, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints Stephen Parent and ________________ as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of General Metals Corporation (the "Company") held of record by the undersigned on May 22, 2007, at the Annual Meeting of Stockholders to be held at 6th Floor, 1 E. Liberty St., Reno, NV 89501, on June 29, 2007, or any adjournment thereof.

☐       Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 am, June 27, 2007 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold
PROPOSAL 1: Election of Directors Nominees:
Stephen Parent	☐	☐
David Salari	☐	☐
Leslie James Porter	☐	☐
John Rose	☐	☐
Daniel Forbush	☐	☐
PROPOSAL 2: Appointment of Independent Auditors
To ratify the selection of Moore & Associates, as independent auditors	☐	☐

	For	Against
PROPOSAL 3: Forward Stock Split
To approve the 11 for 10 forward stock split of the Company’s common stock	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: _____________________________	Signature: ____________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.             This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.             If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.             A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.             Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)            appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)	appoint another proxyholder.

5.             The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of The Nevada Agency and Trust Company, by mail or by fax, at any time up to and including 10:00 a.m. (local time) on Wednesday, June 27, 2007, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

The Nevada Agency and Trust Company

Suite 880, Bank of America Plaza

50 West Liberty Street

Reno, Nevada, 89501

Fax: 775.322.5623